SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 18, 2016 (February 16, 2016)

ConocoPhillips

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32395	01-0562944
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 North Dairy Ashford Houston, Texas 77079
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                          DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 16, 2016, Jeff W. Sheets announced his decision to retire as executive vice president, Finance and chief financial officer of ConocoPhillips.  Mr. Sheets will remain in his position as executive vice president, Finance and chief financial officer until April 1, 2016 and following that will remain an employee of ConocoPhillips through May 31, 2016 to provide support during the transition of his responsibilities.

In connection with Mr. Sheets’ retirement, at a meeting held on February 16 and 17, 2016, the Board of Directors approved the following changes to the ConocoPhillips executive leadership team to become effective April 1, 2016:

•                  Don E. Wallette, Jr., currently executive vice president, Commercial, Business Development and Corporate Planning, will become executive vice president, Finance, Commercial and chief financial officer.

•                  Al J. Hirshberg, currently executive vice president, Technology and Projects, will become executive vice president, Production, Drilling and Projects.

•                  Matt Fox, currently executive vice president, Exploration and Production, will become executive vice president, Strategy, Exploration and Technology.

The information regarding Messrs. Wallette, Fox and Hirshberg required under Items 401(b), (d) and (e) of Regulation S-K is included under “Executive Officers of the Registrant” on pages 28 and 29 of ConocoPhillips’ Annual Report on Form 10-K for the year ending December 31, 2014, as filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2015, and is incorporated herein by reference. Messrs. Wallette, Fox and Hirshberg will participate in the compensation programs described under “Compensation Discussion and Analysis” beginning on page 28 of ConocoPhillips’ Proxy Statement relating to its 2015 Annual Meeting of Shareholders, as filed with the SEC on March 27, 2015, which description is incorporated herein by reference.  There have been no related party transactions involving any of Messrs. Wallette, Fox or Hirshberg (or any of their immediate family members) during the period since December 31, 2014.

The press release issued by ConocoPhillips on February 18, 2016 announcing these changes is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description
99.1	Press Release issued by ConocoPhillips on February 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

	By:	/s/ Janet Langford Carrig
		Name:	Janet Langford Carrig
		Title:	Senior Vice President, Legal,
Date: February 18, 2016			General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by ConocoPhillips on February 18, 2016